Fiscal 2023 First Quarter Results JUNE 6, 2023

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAUTIONARY STATEMENTS 2 Cautionary Note Regarding Forward-Looking Statements This presentation and accompanying discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward- looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition, cash flows and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 29, 2023 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q, could cause actual results and outcomes to differ materially from those reflected in the forward- looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for municipal contracts; price fluctuations in our product costs; our ability to manage our inventory effectively, including during periods of supply chain disruptions; our ability to continue our customer relationships with short-term contracts; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or restrictive supplier distribution rights are terminated; the availability and cost of freight; the ability of our customers to make payments on credit sales; changes in supplier rebates or other terms of our supplier agreements; our ability to identify and introduce new products and product lines effectively; the spread of, and response to public health crises and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of ESG and sustainability practices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products as well as work stoppages and other disruptions due to labor disputes; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; interruptions in the proper functioning of our and our third-party service providers’ information technology systems, including from cybersecurity threats; risks associated with exporting our products internationally; our ability to maintain effective internal controls over financial reporting and remediate any material weaknesses; our indebtedness and the potential that we may incur additional indebtedness; the limitations and restrictions in the agreements governing our indebtedness, the Second Amended and Restated Agreement of Limited Partnership of Core & Main Holdings, LP, as amended, and the Tax Receivable Agreements (as defined in our Quarterly Report on Form 10-Q); increases in interest rates and the impact of transitioning away from LIBOR, generally to Term SOFR (as defined in our Quarterly Report on Form 10-Q), as a benchmark rate in contracts; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; the significant influence that CD&R (as defined in our Quarterly Report on Form 10-Q) has over us and potential conflicts between the interests of CD&R and other stockholders; and risks related to other factors described under “Risk Factors” in our Annual Report on Form 10-K. These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures In addition to providing results that are determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), we present EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Net Debt Leverage, all of which are non-GAAP financial measures. These measures are not considered measures of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. These measures should not be considered in isolation or as alternatives to GAAP measures such as net income or net income attributable to Core & Main, Inc., as applicable, cash provided by or used in operating, investing or financing activities, or other financial statement data presented in the financial statements as an indicator of our financial performance or liquidity. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and Net Debt Leverage to assess the operating results and effectiveness and efficiency of our business. We present these non-GAAP financial measures because we believe investors consider them to be important supplemental measures of performance, and we believe that these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Reconciliations of such non-GAAP measures to the most directly comparable GAAP measure and calculations of the non-GAAP measures are set forth in the appendix of this presentation. No reconciliation of the estimated range for Adjusted EBITDA or Adjusted EBITDA margin for fiscal 2023 is included herein because we are unable to quantify certain amounts that would be required to be included in net income or net income attributable to Core & Main, Inc., as applicable, the most directly comparable GAAP measure, without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP results. Presentation of Financial Information The accompanying financial information presents the results of operations, financial position and cash flows of Core & Main, Inc. (“Core & Main” or the “Company”) and its subsidiaries, which includes the consolidated financial information of Holdings and its consolidated subsidiary, Core & Main LP, as the legal entity that conducts the operations of the Company. Core & Main is the primary beneficiary and general partner of Holdings and has decision making authority that significantly affects the economic performance of the entity. As a result, Core & Main consolidates the consolidated financial statements of Holdings. All intercompany balances and transactions have been eliminated in consolidation. The Company records non-controlling interests related to Partnership Interests (as defined in our Quarterly Report on Form 10-Q) held by the Continuing Limited Partners (as defined in our Quarterly Report on Form 10-Q) in Holdings. The Company’s fiscal year is a 52- or 53-week period ending on the Sunday nearest to January 31st. Quarters within the fiscal year include 13-week periods, unless a fiscal year includes a 53rd week, in which case the fourth quarter of the fiscal year will be a 14-week period. Each of the three months ended April 30, 2023 and May 1, 2022 included 13 weeks.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. TODAY’S PRESENTERS 3 Steve LeClair Chief Executive Officer Mark Witkowski Chief Financial Officer Robyn Bradbury VP, Finance & Investor Relations

Business Update STEVE LECLAIR

© Core & Main All Rights Reserved. Confidential and Proprietary Information. BUSINESS UPDATE ✓ Q1’23 sales results in line with our expectations, reflecting a return to more typical seasonality for the first quarter ✓ Prices remain elevated against improving supply chains and gross margins outperformed our expectations, delivering a solid Adjusted EBITDA outcome for the quarter ✓ End market demand remains stable ̶ Municipal repair & replacement activity continues to be resilient ̶ Improving sentiment for new residential housing starts ̶ Non-residential demand supported by diverse project exposure ✓ Delivered market outperformance from our product, customer and geographic expansion initiatives ✓ Continue to enhance footprint, operating capabilities and product lines through M&A and Greenfields ̶ Closed three acquisitions during the quarter and signed a definitive agreement to acquire another business subsequent to the quarter ̶ Opened new locations in San Diego, California and Lincoln, Nebraska ✓ Completed a ~$332M share repurchase concurrent with a 5-million share secondary offering, reducing diluted shares outstanding by 15-million 5

DRIVING SUSTAINABLE GROWTH THROUGH M&A

	Landscape & Construction Supplies	UPSCO	Midwest Pipe Supply	Foster Supply
Status	Closed March 2023	Closed April 2023	Closed April 2023	Signed May 2023
# of Locations	2	1	1	7
Geography	Illinois	New York	Iowa	West Virginia, Kentucky & Tennessee
Product Lines	Storm Drainage	Pipe, Valves & Fittings Meters	Pipe, Valves & Fittings Storm Drainage Meters	Pipe, Valves & Fittings Storm Drainage
	LCS	UPSCO	MIDWEST MPS PIPE SUPPLY, inc.	FOSTER SUPPLY INC

Combined Annualized Net Sales of ~$115M

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Financial Results MARK WITKOWSKI

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $0.50 $0.50 Q1'22 Q1'23 $219 $220 Q1'22 Q1'23 $421 $439 Q1'22 Q1'23 $1,598 $1,574 Q1'22 Q1'23 8 Q1 2023 FINANCIAL RESULTS Net Sales Gross Profit Diluted Earnings Per Share Adjusted EBITDA(1) (2%) +4% % Margin % Margin(1) 13.7% 14.0% 26.3% 27.9%+160 bps (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. ($ in Millions) +30 bps 0% +1%

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $785 $1,109 Q1'22 Q1'23 9 CASH FLOW & BALANCE SHEET HIGHLIGHTS Operating Cash Flow Net Debt Leverage(2) Liquidity(3) Q1’22 Q1’23 Y-o-Y $ Adjusted EBITDA $219 $220 $1 Interest & Taxes(1) (40) (45) (5) Working Capital (215) (57) 158 Other (1) 2 3 Operating Cash Flow ($37) $120 $157 ABL Facility Available Cash & Cash Equivalents ($ in Millions) 2.2x 1.7x Q1'22 Q1'23 (1) Represents operating cash taxes paid to the IRS and other state & local taxing authorities. Does not include the portion of our tax obligation distributed to non-controlling interest holders as a financing cash outflow. (2) Net Debt Leverage represents gross consolidated debt net of cash & cash equivalents divided by Adjusted EBITDA for the last twelve months, which is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (3) Total liquidity represents the sum of cash & cash equivalents and excess availability under our Senior ABL Credit Facility, which is net of borrowings and approximately $9 million of outstanding letters of credit in the prior year period and approximately $12 million of outstanding letters of credit in the current year period.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. FISCAL 2023 GUIDANCE UPDATE 10 Key Metric FY23 Outlook Net Sales ($ in Millions) $6,600 - $6,900 Adjusted EBITDA ($ in Millions) $820 - $880 Adjusted EBITDA Margin 12.4% - 12.8% Operating Cash Flow (% of Adjusted EBITDA) 80% - 100% ▪ Expect end market volumes to remain stable ▪ Sales outlook raised from last quarter due to recent acquisitions ̶ Expect ~4% sales growth from acquisitions that have signed or closed within the last 12 months ▪ Continue to expect price contribution to be roughly flat for the year against improving supply chains ▪ Gross margin expected to be better than anticipated due to continued utilization of low-cost inventory ▪ Well-positioned to outperform the market in a complex demand environment Considerations

Appendix

CORE & MAIN AT A GLANCE

Key Business Highlights

- Leading U.S. specialty distributor focused on water, wastewater, storm drainage and fire protection products, and related services
- Highly fragmented $40 billion addressable market[(1)]
- 1 of only 2 national distributors where scale matters
- ~320 branches in 48 states across the U.S.
- $6.6 billion of LTM Q1’23 net sales and $936 million of LTM Q1’23 Adjusted EBITDA[(2)]
- Balanced mix of sales across end markets, construction sectors and product lines
- Highly fragmented customer base of 60,000+ including municipalities, private water companies and professional contractors
- More than 200,000 SKUs
- 4,500+ suppliers, many of which have long-standing, often exclusive or restrictive, relationships with CNM

(1) As of the fiscal year ended January 29, 2023 and based on management estimates.

(2) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure.

Branch Footprint


Corporate HQ

Market Share[(1)]


~$40B(1)
17% Core & Main
83% Remaining Market

Market Mix[(1)]


39% Municipal
39% Non-Residential
22% Residential

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. PRODUCT & SERVICE OFFERING 13

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 14 OUR APPROACH TO M&A Driving Sustainable Growth Through M&A… …By Leveraging Our Disciplined Approach Maximize Market Presence Drive Value Creation Leverage Entrepreneurial Culture ▪ Significant opportunity to fill existing geographies and product lines, or expand into new geographies and product lines ▪ Ability to access attractive markets, new technologies and product innovations ▪ Diligent assessment of macro growth trends and competitive landscape October 2017 June 2018 July 2018 August 2018 January 2019 February 2019 July 2019 October 2019 October 2019 March 2020 August 2020 March 2021 August 2021 August 2021 October 2021 November 2021 March 2022 May 2022 ▪ Our size, scale and differentiated capabilities drives immediate synergistic value with a focus on people, process and strategy ▪ Past synergies have driven highly attractive returns on capital and support shareholder value creation ▪ Successful track record of retaining and promoting management and associates of acquired companies ▪ Our “local service, nationwide” philosophy incentivizes acquired companies to be entrepreneurial, making decisions grounded in a customer-centric approach June 2022 August 2022 October 2022 October 2022 December 2022 March 2023 April 2023 April 2023 TBD

CAPITAL ALLOCATION FRAMEWORK

Capital Allocation Framework For FY23 & Beyond

Normalized Operating Cash Flow Target to be ~55-65% of Adjusted EBITDA

Priority Uses for Capital

Priority Use	Description
Organic Growth & Operational Initiatives	Expect future capital expenditures to average ~0.5% of net sales
M&A	Maintain a robust M&A pipeline and a disciplined approach. Expect continued M&A focused on geographic expansion, product line expansion and additional operating capabilities, while driving synergistic value creation
Share Repurchases & Dividends	Deploy surplus capital towards share repurchases and/or dividends

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. 16 Leading position with size and scale in a fragmented market Multiple levers for organic growth Proven ability to execute and integrate acquisitions Strong value proposition & pivotal role in shaping our industry Differentiated service offerings enhanced by proprietary and modern technology tools Resilient financial profile with attractive shareholder return characteristics OUR INVESTMENT HIGHLIGHTS

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 17 (1) Includes depreciation of certain assets which are reflected in “cost of sales” in our Statement of Operations. (2) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments, expense recognition of purchase accounting fair value adjustments (excluding amortization) and contingent consideration adjustments. (3) Represents costs related to secondary offerings reflected in SG&A expenses in our Statement of Operations. Adjusted EBITDA & Adjusted EBITDA Margin ($ in Millions) April 30, 2023 May 1, 2022 April 30, 2023 May 1, 2022 Net income attributable to Core & Main, Inc. 86$ 86$ 366$ 225$ Plus: net income attributable to non-controlling interest 47 51 211 110 Net income 133 137 577 335 Depreciation and amortization (1) 36 36 143 143 Provision for income taxes 31 30 129 75 Interest expense 17 13 70 75 EBITDA 217$ 216$ 919$ 628$ Loss on debt modification and extinguishment - - - 51 Equity-based compensation 2 3 10 27 Acquisition expenses (2) - - 5 5 Offering expenses (3) 1 - 2 3 Adjusted EBITDA 220$ 219$ 936$ 714$ Adjusted EBITDA Margin: Net Sales 1,574$ 1,598$ 6,627$ 5,547$ Adjusted EBITDA / Net Sales 14.0% 13.7% 14.1% 12.9% Three Months Ended Twelve Months Ended

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 18 Net Debt Leverage ($ in Millions) April 30, 2023 May 1, 2022 Senior ABL Credit Facility due July 2026 130$ 57$ Senior Term Loan due July 2028 1,474 1,489 Total Debt 1,604 1,546 Less: Cash & Cash Equivalents (1) (1) Net Debt 1,603$ 1,545$ Twelve Months Ended Adjusted EBITDA 936 714 Net Debt Leverage 1.7x 2.2x As of